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                                                           CONFORMED COPY
                                                           EXHIBIT 23.2


              CONSENT OF KEGLER, BROWN, HILL & RITTER CO., L.P.A.

        We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-18771), filed with the Securities and Exchange Commission, of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997. We also consent to all references to our firm included in this Post-Effective Amendment No. 3 to the Registration Statement.

Columbus, Ohio
October 2, 1997

                                            Very truly yours,

                                            KEGLER, BROWN, HILL &
                                            RITTER CO., L.P.A.

                                            By:  /s/  Jack A. Bjerke
                                                 ------------------------------
                                                 Jack A. Bjerke, Vice President